Enventis to Merge with Consolidated Communications

June 30, 2014

Additional Information

Consolidated communications

Prospectus/Proxy Statement

This material is not a substitute for the prospectus/proxy statement Consolidated and Enventis will file with the Securities and Exchange Commission. Investors are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available. The prospectus/proxy statement and other documents which will be filed by Consolidated and Enventis with the Securities and Exchange Commission will be available free of charge at the SEC's website, www.sec.gov, or by directing a request when such a filing is made to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to Enventis Corporation, P.O. Box 3248, Mankato, MN 56002, Attention: Investor Relations. A final proxy statement or proxy/prospectus statement will be mailed to shareholders of Consolidated and Enventis.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

Consolidated and Enventis, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Consolidated is set forth in the proxy statement for its 2014 annual meeting of shareholders. Information about the directors and executive officers of Enventis is set forth in its proxy statement for its 2014 annual meeting of shareholders. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Safe Harbor

The Securities and Exchange Commission ("SEC") encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. Certain statements in this press release are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include our ability to complete the acquisition of Enventis and successfully integrate Enventis' operations and realize the synergies from the acquisition, as well as a number of factors related to our business and that of Enventis, including economic and financial market conditions generally and economic conditions in Consolidated's and Enventis' service areas; various risks to shareholders of not receiving dividends and risks to Consolidated's ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated's common stock; changes in the valuation of pension plan assets; the substantial amount of debt and Consolidated's ability to repay or refinance it or incur additional debt in the future; Consolidated's need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated's possible pursuit of acquisitions; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated's and Enventis' network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in Consolidated's and Enventis' filings with the Securities and Exchange Commission, including their reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words "believe", "expect", "anticipate", "estimate", "project", "intend", "plan", "should", "may", "will", "would", "will be", "will continue" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Consolidated Communications Holdings, Inc. and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this press release. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

Senior Management Representatives

Consolidated Communications

- Bob Currey, Chairman and Chief Executive Officer
- Bob Udell, President and Chief Operating Officer
- Steve Childers, Chief Financial Officer
- Matt Smith, VP of Finance and Treasurer

Transaction Rationale

- **Diversifies revenue and cash flow streams across multiple product lines and geographies**
  - RLEC, CLEC, data, fiber, equipment/services and wireless
  - Pro forma business and broadband services will represent 78% of revenues
  - New markets include: Minnesota, Iowa, North Dakota, South Dakota and Wisconsin
- **Enhances capabilities in data services and adds a dense, high quality fiber network with 4,200 fiber route miles in the upper Midwest**
- **Creates an expanded platform for future growth through acquisitions and internal investment**
- **Provides for smooth integration and meaningful synergies**
- **Results in a financially strong company with enhanced growth opportunities, improved balance sheet and manageable dividend payout ratio**
  - Meaningfully reduces leverage

Combined Company Footprint

Enventis provides expansion to attractive new markets supported by high quality fiber network with over 4,200 route miles of fiber



KS
IL
CA
TX
PA
LEGEND
ILEC
CLEC



MINNESOTA
Fargo
Duluth
Plymouth
Minneapolis
Edina
Mankato
Rochester
Rock Valley
IOWA
Urbandale
Extended Network
Data Center
Telecom Service Areas

Transaction Summary

Consolidated communications

Transaction Structure:	All stock consideration
Fixed Exchange Ratio:	0.7402 shares of Consolidated stock for each Enventis share Implied purchase price of $16.50, representing a 17.4 percent premium to the current share price and a 27.2 percent premium to the last 90-day average share price
Pro Forma Ownership:	80% Consolidated shareholders / 20% Enventis shareholders [1][2]
Transaction Value:	$350 million, including net debt of $123 million as of 3/31/2014
LTM Adj. EBITDA Multiples[3]:	7.3x (before synergies) / 5.6x (after synergies) [4]
Pro Forma Net Leverage[3]:	4.0x (before synergies) / 3.8x (after synergies) [4]
Financing:	Committed financing to repay existing Enventis debt and for fees and expenses
Required Approvals:	Hart-Scott-Rodino, FCC and certain state regulatory approvals
Governance:	Enventis will appoint one Director to Consolidated's Board
Dividend Policy:	Based on the exchange ratio and Consolidated's current dividend of $1.55 per share, Enventis shareholders will receive $1.15 per share, representing a 91% increase
Expected Closing:	Q4 2014

(1) Based on Consolidated share price of $22.29 as of June 27, 2014
(2) Based on Consolidated and Enventis fully diluted shares outstanding
(3) Based on reported LTM Adjusted EBITDA as of March 31, 2014
(4) Assumes $14mm of full run-rate pre-tax opex synergies

Overview of Enventis

Consolidated communications

Leading Regional Communications Provider with 116 Year Legacy

- Company has undergone a successful transformation focused on business and broadband
- Operates a next-generation fiber network spanning 4,200 route miles that enables facilities-based operations
- Offers a continually expanding array of advanced communications services to businesses, carriers and consumers
- Built a business that has consistently delivered revenue and EBITDA growth

Key Metrics

($ in Millions)	LTM 3/31/2011	LTM 3/31/2014	'11-'14 CAGR
Financial Summary:			
Fiber and Data	$45.9	$68.0	14.0%
Equipment	46.2	56.7	7.0%
Telecom / Other	70.0	59.9	(5.0%)
Total Revenue	**$162.1**	**$184.7**	**4.4%**
Fiber and Data [1]	$13.8	$21.4	15.9%
Equipment [1]	2.8	3.6	8.7%
Telecom [1]	27.3	23.1	(5.4%)
Corp. Elim.	(0.4)	0.1	
Total Adj. EBITDA	**$43.5**	**$48.2**	**3.4%**
% Margin	*26.8%*	*26.1%*	
Capital Expenditures	**$23.2**	**$28.7**	**7.3%**
% of Revenue	*14.3%*	*15.5%*	
Customer Statistics:			
Access Lines	50,610	39,055	(8.3%)
Data	20,032	21,178	1.9%
Video	10,591	11,788	3.6%

(1) EBITDA is defined as operating income plus depreciation and amortization for each segment, respectively

Strategic Direction of Combined Company

- **Maintain focus on organic growth**
  - Continue aggressive broadband penetration plans
  - Use greater scale and scope to be more effective competitor
  - Expand commercial footprint where payback analysis supports it
  - Selectively deploy capital for backhaul and other wholesale opportunities
- **Improve operating efficiency & deliver cost synergies**
  - Streamline organization structure
  - Integrate the back offices & systems
  - Consolidate corporate/public company functions
- **Sustain and grow value to stockholders over long term**
  - Maintain cash flow to support dividend
  - Manage through respective regulatory changes
  - Optimal capital structure with delevering profile

Combined Company Financial Overview

Consolidated communications

Transaction Continues Business and Broadband Growth and Is Meaningfully Deleveraging

Key Metrics (1)

($ in Millions)	Consolidated Standalone	Combined Company	Pro Forma w. Synergies (2)
Revenue	$600	$785	$785
Adjusted EBITDA	284	332	346
Capital Expenditures	105	134	134
Free Cash Flow (3)	179	198	212
Total Debt (4)	$1,215	$1,349	$1,349
Net Debt (4)	1,208	1,330	1,330
Total Debt / Adj. EBITDA (4)	4.28x	4.06x	3.90x
Net Debt / Adj. EBITDA (4)	4.25x	4.00x	3.84x

Revenue Mix

Current


Residential and Other, 14%
Subsidies, 9%
Broadband and Business, 77%

Pro Forma (4)


Residential and Other, 15%
Subsidies, 7%
Broadband and Business, 78%

(1) LTM as of March 31, 2014
(2) Includes $14 million of pre-tax full run-rate operating expense synergies; excludes impact of estimated fees, expenses and integration costs
(3) Defined as Adjusted EBITDA less capital expenditures
(4) Debt balance and leverage metrics net of debt discount of $4.391 million and $1.653 million for Term Loan and Senior Notes, respectively
(5) Represents combined company revenue mix for the quarter ending March 31, 2014

Benefits of the Combination

Consolidated communications

Improved Business Mix and Growth Profile	• Increases business and broadband growth opportunities which represents ~78%[(1)] of combined company revenues
Enhanced Services Capabilities	• Broadens capabilities in key strategic growth areas including metro fiber, Ethernet, data centers and managed services
Synergies	• Approximately $14 million in annual run-rate opex synergies
Successful Integration Track Record	• Capitalize on management's integration experience – Texas properties in 2004 – tripled size of company – North Pittsburgh in 2007 – exceeded synergy guidance – SureWest in 2012 – reduced leverage, improved financial profile, exceeded synergy guidance
Deleveraging	• Pro forma net leverage of 3.84x (after synergies) [(1) (2)] • Senior secured leverage below 2.65x (after synergies) [(1) (2) (3)]

(1) LTM as of March 31, 2014
(2) Includes $14 million of pre-tax full run-rate operating expense synergies; excludes impact of estimated fees and expenses
(3) Reflects the replacement of ENVE's secured debt with CNSL's unsecured bridge

Q&A

Consolidated®
communications